Independent Accountant’s Report
Lobel Financial Corporation
1150 N. Magnolia Avenue
Anaheim, CA 92801
And
Capital One Securities, Inc.
299 Park Avenue, 31st Floor
New York, NY 10171
Ladies and Gentlemen:
We have performed the procedures enumerated below on certain records and transactions of Lobel Financial Corporation, referred to herein as the Company, which were agreed to by Capital One Securities, Inc. (together with the Company, the Specified Parties) for the purpose of assisting the Specified Parties in comparing specified attributes to Source Documents as listed in Exhibit A in connection with the issuance of automobile receivable-backed notes issued by Lobel Automobile Receivables Trust 2026-1 in accordance with the confidential Preliminary Offering Memorandum (the Proposed Transaction). The Company is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to Source Documents as listed in Exhibit A in connection with the Proposed Transaction. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to Source Documents as listed in Exhibit A in the Proposed Transaction. Additionally, the Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
It is our understanding that you have requested that only findings in excess of $1.00 or 0.01% be reported to you.

The procedures performed and associated findings are as follows:
Agreed-Upon Procedures and Findings
For the purposes of this report:
(i)
The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)	The fields in the Loan Data File, as listed in Exhibit A, shall be herein referred to as “Specified Attributes”,
(iii)	The term “Automobile Loan Contract” means automobile installment sales contracts secured by new or used automobiles;
(iv)	The term “Automobile Loan Contract File” means any file containing the installment sales contract, evidence of title and credit application;
(v)	The term “Obligor” means the borrower(s) stated on the installment sales contract;
(vi)
The term “Customer Service Screen” refers to a screen image that the Company’s management represented as information from its loan servicing system, which includes the loan history and the attributes related to the Contracts, as well as the Company’s electronic document imaging system;

(vii)	The term “Odometer Disclosure Statement” refers to the document provided by the Company in order to compare Specified Attribute 9 in the Loan Data File.
The procedures performed and associated findings are as follows:
On March 16, 2026, representatives of the Company provided us with a computer-generated Loan Data File containing, as represented to us by the Company, data as of February 28, 2026. The Loan Data File contained 13,453 individual customer loans. In accordance with the arrangement letter dated March 11 , 2026, we selected a random sample from the Loan Data File of 150 individual customer loans and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter. From March 17, 2026 to March 26, 2026, the Company provided us with the Source Documents referenced in Exhibit A related to the respective 150 individual customer loans.
For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding Source Documents and Company provided information outlined in Exhibit A. We found all Specified Attributes to be in agreement to source documents and Company provided information.
As it relates to Specified Attribute 2, we compared the Contract identification (account) number from the Customer Service Screen to the Loan Data File.
As it relates to Specified Attributes 7, 8 and 9, we compared the manufacturer and model of the vehicle, whether it was new or used, and the vehicle identification number on the Title Document (or equivalent) to the Loan Data File. For instances when the Title Document or the Loan Data File reflects a vehicle model name instead of the associated manufacturer’s name, it has been agreed to by the Specified Parties that these are not deemed as findings. In instances where the Title Document did not indicate new or used, we obtained the Odometer Disclosure Statement and it was agreed to by the Specified Parties that odometers with less than 100 miles would be considered new vehicles for the purpose of this procedure.

As it relates to Specified Attribute 10, we compared the obligor state on the Automobile Loan Contract to the Loan Data File. For instances where the obligor state did not agree between the Automobile Loan Contract and the Loan Data File, we inspected the Customer Service Screen within the Customer Maintenance Module noting the obligor requested their current state be updated. We then agreed the updated obligor state to the current state in the Loan Data File.
As it relates to Specified Attribute 13, we recalculated the maturity date based on the term of each contract, as noted in the Loan Data File, and the due date of the first payment as reflected in the Loan Data File. If we noted a variance between our recalculation and the Loan Data File, we then utilized the Customer Service Screen to examine if the loan experienced a due date change or extension. If we noted any approved changes or extensions, we recalculated the maturity date based on these changes or extensions.
We recalculated the Current Remaining Term (Specified Attribute 14) as reflected in the Loan Data File based on the difference in the number of months between the current maturity date as reflected in the Loan Data file and February 28, 2026 (the as-of date of the Specified Attributes in the Loan Data File). Based on our review of the Customer Service Screen, if the loan experienced an extension, additional payments or delinquent payments, we recalculated the Current Remaining Term based on the difference in the number of months between the current maturity date as reflected in the Loan Data File and February 28, 2026, plus extensions or delinquent payments and/or less additional payments. We noted no exceptions in our comparison of the recalculations to the source documents.
As it relates to the Title Document, we sighted an electronic image of the Title Document and noted that the Company was named on such image as the Secured Party. If the image of the Title Document was not available, we observed evidence of an electronic image as represented to us as being an image from the Company’s DealerTrack portal website citing the Company as the Secured Party. If an electronic image as represented to us as being an image from the Company’s DealerTrack portal website was not available, then we inspected the Title Transfer Agreement citing the Company as the Secured Party.
We did not perform any procedures other than with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit A.
We also performed the following procedures on the sample of 150 Underlying Assets:
•	Observed signed credit application, electronic copy;
•	Observed signed Contract, electronic copy;
•	Observed Title Document (or equivalent), electronic copy; and
•
Verified the security interest of “Lobel Financial Corporation” the Company’s full legal name, is indicated on the Title Document (or equivalent). Per the instruction of the Specified Parties, variations due to spelling, abbreviation or truncation of the full legal name were deemed acceptable.

We noted no exceptions in our procedures outlined above.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•
Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Company, or any other party for the purposes of RSM US LLP performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.
•	Addressing the value of collateral securing any such assets being securitized.
•	Addressing the physical existence or ownership of the assets being securitized.
•	Addressing the compliance of the originator of the assets with federal, state and local laws and regulations.
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.
•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.
•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the Proposed Transaction.
•	Substantiating your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.
•	Any other terms or requirements of the transaction that do not appear in the report.
Accordingly, RSM US LLP should not be regarded as having in any way warranted or given assurance to the items noted above.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation.

Irvine, California
April 9, 2026

Exhibit A—Specified Attributes and Source Documents
Specified Attributes and Source Documents

Attribute Number	Specified Attribute	Source Documents
1	Name of obligor	Automobile Loan Contract and Title Document (or equivalent)
2	Contract identification number	Customer Service Screen
3	Amount financed	Automobile Loan Contract
4	Original Contract Term	Automobile Loan Contract
5	Monthly payment	Automobile Loan Contract
6	Annual Percentage Rate (APR)	Automobile Loan Contract
7	Manufacturer	Automobile Loan Contract and Title Document (or equivalent)
8	Vehicle identification number	Automobile Loan Contract and Title Document (or equivalent)
9	Vehicle new or used	Title Document, Odometer Disclosure Statement
10	Obligor state	Automobile Loan Contract
11	Required first payment date	Automobile Loan Contract
12	Dealer state	Automobile Loan Contract
13	Maturity date (calculation)	Customer Service Screen and Loan Data File
14	Current remaining term (calculation)	Customer Service Screen and Loan Data File